UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                November 4, 2002
                                (Date of earliest
                                 event reported)





Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398
1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321
1-1401                    PECO ENERGY COMPANY                                           23-0970240
                          (a Pennsylvania corporation)
                          P.O. Box 8699 2301 Market Street
                          Philadelphia, Pennsylvania 19101-8699
                          (215) 841-4000
333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-8200

Item 5. Other Events.

On October 14, 2002, Exelon Corporation announced that Robert S. Shapard had accepted the position of Executive Vice President and Chief Financial Officer. As previously announced, Mr. Shapard's election as Executive Vice President was effective on October 21, 2002. Mr. Shapard assumed the role of Chief Financial Officer on November 4, 2002.

On Novemeber 26, 2002, Exelon issued a news release regarding the renewal of its $1.5 billion credit facility. The news release is attached as Exhibit 99.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 EXELON CORPORATION
                                                 COMMONWEALTH EDISON COMPANY
                                                 PECO ENERGY COMPANY
                                                 EXELON GENERATION COMPANY, LLC

                                                 /S/  Robert S. Shapard
                                                 -------------------------------
                                                 Robert S. Shapard
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 Exelon Corporation


November 26, 2002